National Health Investors

Business Update
November 8, 2022



NATIONAL HEALTH INVESTORS

Safe Harbor Statement

These slides and other materials we have filed or may file with the Securities and Exchange Commission, as well as information included in oral statements made, or to be made, by our senior management contain forward-looking statements that are based on current expectations, estimates, beliefs and assumptions. Words such as “may,” “will,” “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or implied in the forward-looking statements.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. While we may elect to update these forward-looking statements at some point in the future, we disclaim any obligation to do so, except as may be required by law, even if our estimates or assumptions change. In light of these and other uncertainties, the inclusion of a forward-looking statement in this presentation should not be regarded as a representation by us that our plans and objectives will be achieved. You should not place undue reliance on these forward-looking statements. Factors which could cause our actual results to be materially different from those in or implied by the forward looking statements we make, many of which are beyond our control, include, among other things, the impact of COVID-19 on our tenants; the operating success of our tenants and borrowers for collection of our lease and interest income; the success of property development and construction activities; the risk that the cash flows of our tenants and borrowers would be adversely affected by increased liability claims and liability insurance costs; risks related to environmental laws and the costs associated with liabilities related to hazardous substances; the risk of damage from catastrophic weather and other natural or man-made disasters and the physical effects of climate change; our ability to reinvest cash in real estate investments in a timely manner and on acceptable terms; the risk that the illiquidity of real estate investments could impede our ability to respond to adverse changes in the performance of our properties; operational risks with respect to our senior housing operating portfolio structured communities; risks related to our ability to maintain the privacy and security of Company information; and other risks which are described under the heading “Risk Factors” in Item 1A in our Form 10-K for the year ended December 31, 2021 and under the heading “Risk Factors” in Item 1A in our Form 10-Q for the quarter ended September 30, 2022.



In this presentation we refer to non-GAAP financial measures. These non-GAAP measures are not prepared in accordance with generally accepted accounting principles. Throughout this presentation, certain abbreviations and acronyms are used to simplify the format. A list of definitions is provided at the end of this presentation to clarify the meaning of any reference that may be ambiguous.

Portfolio Optimization Overview

OBJECTIVES	ACTIONS AND OUTCOMES
Optimize Portfolio through Significant Asset Sales & Tenant Transitions; Additional Restructuring Continues	• Since Q2 2021 completed approximately $296.4 million in senior housing dispositions at a NOI cap rate of approximately 2.7% and EBITDARM coverage of 0.47x • Transitioned six properties to new and existing operators • EBITDARM coverage improvement across the need driven senior housing portfolio • Including assets held for sale and certain other property dispositions, NHI is targeting additional assets sales of $50 - $60 million with annualized cash rent impact of approximately $4.6 million • Additional tenant transitions, rent restructures, and lease maturities likely to have modest impact on near-term NOI
Reposition Bickford & legacy Holiday Portfolios to Prosper as Senior Housing Fundamentals Recover	• Restructured Bickford lease effective April 1st to approximately $28 million annual cash rent with a FMV reset after two years; TTM pro forma EBITDARM coverage through 2Q 2022 was 1.32x • The rent reset immediately improves Bickford's financial health and positions the operator to begin repayments of $26 million in cumulative deferrals over the next several years • Transitioned 15 former Holiday properties to our new senior housing operating portfolio ("SHOP") effective April 1, 2022, to Discovery Senior Living and Merrill Gardens • SHOP contributed $2.8 million to adjusted NOI during 3Q 2022 and $5.7 million YTD
Maintain Low Levered Balance Sheet to Capitalize on Organic Growth & External Opportunities	• Despite significant deferrals and asset dispositions, NHI has maintained leverage within its stated goal of 4.0x – 5.0x net debt-to-adjusted EBITDA • Completed $152 million in share repurchases year-to-date and continue to have significant capacity to deploy capital without the need for additional equity issuance • Over $55 million in deferrals and notes receivable outstanding provide multi-year organic growth opportunity as industry fundamentals improve and tenants repay balances • Expect incremental SHOP long-term opportunity of $6 million - $8 million as industry recovers

Senior Housing & SNF Dispositions *(dollars in thousands)*

- Since 2Q 2021, NHI has completed the disposition of 32 properties for approximately $296.4 million at an implied property cash NOI yield of 2.7% and EBITDARM coverage of 0.47x; also completed the sale of 7 NHC SNFs for $43.4 million with little near-term loss of cash rent
- NHI currently has 10 senior housing properties classified as held for sale and is currently contemplating the sale of several other underperforming senior housing properties
- The Company estimates net proceeds from dispositions of held for sale properties and other contemplated properties in a range of $50 million - $60 million; annualized cash revenue impact based on 3Q 2022 is approximately $4.6 million before consideration of further deferrals
- NHI also continues to work on certain tenant lease restructurings and tenant transitions, further rent deferrals, and a 2023 lease maturity with annualized cash rent of approximately $3.1 million

	Operator	Units	Properties	Net Proceeds	Annualized Cash Rent	Annualized Cash NOI [1]	Implied Cash Rent Yield	Implied Cash NOI Yield	EBITDARM Coverage
Senior Housing & SNF Completed Dispositions									
Q2 2021	Bickford Senior Living	247	6	$ 39,924					
Q3 2021	Holiday Retirement	1,030	9	119,799					
Q3 2021	Senior Living Management	131	1	12,847					
Q4 2021	Brookdale Senior Living	76	1	11,880					
Q4 2021	Senior Living Management	98	1	7,275					
Q4 2021	Genesis Healthcare	180	1	3,723					
Q1 2022	Vitality Senior Living	135	1	8,302					
Q2 2022	Holiday Retirement	83	1	2,990					
Q2 2022	Chancellor Health Care	74	2	7,305					
Q2 2022	Bickford Senior Living	67	1	3,857					
Q2 2022	Comfort Care Senior Living	237	4	40,000					
Q2 2022	Bickford Senior Living	171	2	22,102					
Q3 2022	Discovery Senior Living	90	1	8,235					
Q3 2022	Discovery Senior Living	148	1	8,144					
Q3 2022	National Healthcare Corp	780	7	43,686					
	Total [2]	**3,547**	**39**	**$ 340,068**	**$ 28,202**	**$ 8,003**	**9.5%**	**2.7%**	**0.47x**

[1] Assumes 5% management fee and $500 per unit capex.

[2] NHC disposition only included in Units, Properties and Net Proceeds

EBITDARM Coverage Overview

NATIONAL HEALTH INVESTORS

EBITDARM Coverage Improvement

Need Driven Senior Housing EBITDARM coverage continues to show improvement reflecting the disposition of underperforming senior housing properties. Discretionary Senior Housing and SNF coverage has shown resilience throughout the pandemic.

Senior Housing - Need Driven

- Coverage of 0.96x in the TTM ended 2Q 2022 improved 7 bps from the 1Q 2022
- Bickford coverage improved sequentially to 1.00x from 0.92x in the prior period
  - ***Adjusting Bickford's rent to the restructured lease, pro forma coverage for 2Q 2022 was 1.32x***
- Excluding Bickford, Need Driven portfolio coverage improved sequentially to 0.91x from 0.87x in the prior period

Senior Housing – Discretionary

- Coverage of 1.38x was down 1 bps sequentially but improved significantly from 1.16x in the 4Q 2021 due primarily to the transition of legacy Holiday properties to SHOP
- Portfolio now largely represents coverage for our entrance fee operators (SLC, LCS, and Watermark) which have proven resilient throughout the pandemic

Skilled Nursing

- Anchored by NHC and ENSG, NHI's SNF coverage continues to be very healthy
- Sequential decline driven by NHC due to lower CARES Act revenue

Trailing Twelve Month EBITDARM Coverage

	2Q 2022	1Q 2022	4Q 2021	3Q 2021	2Q 2021
Senior Housing					
Properties	99	98	121	122	123
EBITDARM Coverage	1.14x	1.11x	0.98x	1.01x	1.06x
Senior Housing - Need Driven					
Properties	85	84	92	92	93
EBITDARM Coverage	0.96x	0.89x	0.80x	0.84x	0.86x
Bickford					
Properties	38	38	41	42	42
EBITDARM Coverage	1.00x	0.92x	0.82x	0.91x	0.97x
Need Driven ex. Bickford					
Properties	47	46	51	50	51
EBITDARM Coverage	0.91x	0.87x	0.79x	0.76x	0.76x
Senior Housing - Discretionary					
Properties	14	14	29	30	30
EBITDARM Coverage	1.38x	1.39x	1.16x	1.20x	1.27x
Senior Living Communities ("SLC")					
Properties	10	10	10	10	10
EBITDARM Coverage	1.25x	1.22x	1.18x	1.19x	1.28x
Discretionary ex. SLC					
Properties	5	5	4	4	4
EBITDARM Coverage	1.70x	1.81x	1.57x	1.75x	1.74x
Skilled Nursing					
Properties	68	74	74	74	74
EBITDARM Coverage	2.47x	2.67x	2.71x	2.85x	2.80x
Total					
Properties	168	173	197	198	200
EBITDARM Coverage	1.63x	1.68x	1.54x	1.61x	1.64x

Bickford Portfolio Optimization

Optimization Impact on Occupancy

- NHI sold 3 Bickford legacy properties in 2Q 2022 which weighed heavily on occupancy and cash flow
- The chart to the right demonstrates the occupancy difference between the current portfolio of 38 properties compared to the legacy portfolio of 41 properties in the six months prior to the sale of the 3 underperforming buildings
- NHI is targeting the sale of additional properties which should also improve the financial health of the current portfolio with no impact on in-place rent



Legacy Portfolio
Current Portfolio
85.0%
84.0%
83.0%
82.0%
81.0%
80.0%
79.0%
78.0%
77.0%
Oct-21 82.0% 83.2%
Nov-21 82.4% 83.9%
Dec-21 81.5% 83.3%
Jan-22 80.9% 83.2%
Feb-22 79.3% 81.8%
Mar-22 79.4% 82.0%
Apr-22 79.3% 82.0%
May-22 82.6%
Jun-22 83.5%
Jul-22 84.5%
Aug-22 84.1%
Sep-22 84.0%

Occupancy Rebound Outpaces Industry

- Since 1Q21, NHI has completed the sale of 9 Bickford properties for approximately $65.9 million which has improved occupancy and margins in the current portfolio
- Since quarterly occupancy bottomed in 1Q21, Bickford has recovered 780 bps through 3Q22 compared to 650 bps in NIC MAP® stabilized secondary AL markets



Bickford
NIC MAP® AL Secondary Markets[1]
86.0%
84.0%
82.0%
80.0%
78.0%
76.0%
74.0%
72.0%
1Q21 76.4% 76.4%
2Q21 78.9% 77.2%
3Q21 81.8% 79.2%
4Q21 83.5% 80.3%
1Q22 82.3% 80.3%
2Q22 82.7% 81.4%
3Q22 84.2% 82.9%

[1] Source: NIC MAP® Data Service, Secondary Markets

SHOP Provides Additional Avenue for Growth *(dollars in thousands except RevPOR)*

NHI NATIONAL HEALTH INVESTORS

Significant NOI Upside in Senior Housing Operating Portfolio

- Effective April 1, 2022, NHI transitioned 15 independent living communities from triple-net leases to joint-ventures with best-in-class operators in Merrill Gardens and Discovery Senior Living
- Transition is milestone event for NHI which positions the Company to capture significant NOI upside as industry fundamentals continue to improve
- 3Q 2022 NOI contribution was below internal expectations though NHI continues to estimate the longer-term incremental NOI opportunity of $6.0 - $8.0 million as transition trauma abates and industry fundamentals improve; longer term potential should margins improve to 2019/2020 levels





	2019	2020	2021	1Q 2022	2Q 2022 [1]	3Q 2022
Properties	15	15	15	15	15	15
Units	1,730	1,730	1,730	1,730	1,731	1,731
Occupancy	89.7%	85.5%	78.9%	77.7%	76.5%	76.9%
RevPOR	$2,985	$3,011	$3,020	$3,013	$3,018	$3,010
Revenue	$55,578	$53,479	$49,469	$12,144	$11,992	$12,013
Operating exepnses	(27,443)	(27,033)	(28,898)	(7,604)	(8,513)[2]	(8,639)
Management fees	(2,779)	(2,674)	(2,473)	(607)	(600)	(600)
Net Operating Income	$25,356	$23,772	$18,097	$3,933	$2,879	$2,774
NOI Margin	45.6%	44.5%	36.6%	32.4%	24.0%	23.1%

[1] Periods prior to 2Q 2022 reflect operations under different managers and are provided for illustrative purposes.

[2] Operating expenses include approximately $0.3 million in transition costs. Excluding transition costs, the 2Q 2022 NOI margin is 26.9%.

Balance Sheet Strength *(dollars in millions)*

Strong Balance Sheet Provides Ample Liquidity for Investment

- NHI has reduced debt by $434 million since the pandemic began and $690 million available on the $700 million revolver at September 30, 2022
- Despite significant deferrals and rent restructuring, NHI has maintained its target leverage in the 4.0x – 5.0x net debt to adjusted EBITDA
- NHI has maintained its investment grade credit ratings from all three of the national rating agencies with an improved outlook change to "Stable" from "Negative" at Moody's in 3Q 2022
- NHI has repurchased 2.5 million shares for $152 million reducing annualized dividends by $8.9 million

Credit Ratings	S&P Global	Moody's Ratings	Fitch Ratings
Senior Unsecured Notes	BBB-	Baa3	BBB-
Issuer	BBB-	Baa3	BBB-
Outlook	Stable	Stable	Stable



Private Placement
Term Loan
Secured Debt
Line of Credit
Senior Notes
Available Line of Credit
$-
$415
$240
$175
$75
$75
$127
$77
$50
$700
$690
$10
$100
$100
$400
$400
2022
2023
2024
2025
2026
2027
Thereafter

Net Debt to Adjusted EBITDA



6.0x
5.0x
4.0x
3.0x
2.0x
1.0x
0.0x
4.8x
4.8x
4.8x
4.9x
5.0x
5.0x
4.8x
4.9x
4.9x
4.0x
4.5x
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22

Definitions

ADJUSTED EBITDA & EBITDARM

We consider Adjusted EBITDA to be an important supplemental measure because it provides information which we use to evaluate our performance and serves as an indication of our ability to service debt. We defi ne Adjusted EBITDA as consolidated earnings before interest, taxes, depreciation and amortization, including amounts in discontinued operations, excluding real estate asset impairments and gains on dispositions and certain items which, due to their infrequent or unpredictable nature, may create some difficulty in comparing Adjusted EBITDA for the current period to similar prior periods, and may include, but are not limited to, impairment of non-real estate assets, gains and losses attributable to the acquisition and disposition of assets and liabilities, and recoveries of previous write-downs. Adjusted EBITDA also includes our proportionate share of unconsolidated equity method investments presented on a similar basis. Since others may not use our definition of Adjusted EBITDA, caution should be exercised when comparing our Adjusted EBITDA to that of other companies. EBITDARM is earnings before interest, taxes, depreciation, amortization, rent and management fees.

ADJUSTED NET OPERATING INCOME

Adjusted net operating income ("Adjusted NOI") is a non-U.S. GAAP supplemental financial measure used to evaluate the operating performance of real estate. We define Adjusted NOI as total revenues, less straight-line revenue, less corporate interest income, less tenant reimbursements and property operating expenses, and adjusted for non-cash revenue items including, but not limited to, amortization of commitment fees, deferred financing costs and original issue discounts and lease incentive amortization. We believe Adjusted NOI provides investors relevant and useful information as it measures the operating performance of our properties at the property level on an unleveraged basis. We use adjusted NOI to make decisions about resource allocations and to assess the property level performance of our properties.

NET OPERATING INCOME

Net operating income ("NOI") is a non-U.S. GAAP supplemental financial measure used to evaluate the operating performance of real estate. We define NOI as total revenues, less tenant reimbursements and property operating expenses. We believe NOI provides investors relevant and useful information as it measures the operating performance of our properties at the property level on an unleveraged basis. We use NOI to make decisions about resource allocations and to assess the property level performance of our properties.

OCCUPANCY

Occupancy is the average percentage of all units in our SHOP segment that are occupied during the time period described. We define occupancy as the average number of units occupied in any given time period divided by the total number of available units.

RevPOR

RevPOR is the average monthly revenue generated by occupied units in our SHOP segment. We define RevPOR as monthly resident fees and services revenue divided the number of monthly occupied units.

